Exhibit 99

A PARTNERSHIP OF INCORPORATED PROFESSIONALS	Amisano Hanson
Chartered Accountants

November 8, 2005

Securities and Exchange Commission

Washington, DC

USA  20549

Dear Sirs:

We have read Item 4 of Form 8-K dated November 8, 2005, of Meadows Springs, Inc. and are in agreement with statements contained in Item 4 on Page 2 therein.  We have no basis to agree or disagree with the other statements of the registrant contained therein.

We hereby confirm that there were no “reportable events” (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the two most recent fiscal years of Meadows Springs, Inc.

Sincerely,

“Amisano Hanson”

Amisano Hanson

Chartered Accountants

750 West Pender Street, Suite 604	Telephone: 604-689-0188
Vancouver Canada	Facsimile: 604-689-9773
V6C 2T7	E-MAIL: amishan@telus.net